                                                                    Exhibit 23.3


                     CONSENT OF INDEPENDENT ACCOUNTANTS

The Board of Directors
i-Street, Inc.

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the Prospectus.

/s/ KPMG LLP

Chicago, Illinois
December 14, 1999